Exhibit (a)(5)


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                             SCOR U.S. CORPORATION

    This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of Common Stock, par value $0.30 per share ("Shares"), of SCOR U.S. Corporation, a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or if the certificates and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares".

                                The Depositary:


                              THE BANK OF NEW YORK

          By Mail:               By Facsimile Transmission    By Hand or Overnight Courier:
Tenders & Exchange Department   (for Eligible Institutions    Tender & Exchange Department
       P.O. Box 11248                     only):                   101 Barclay Street
    Church Street Station             (212) 815-6213           Receive and Deliver Window
New York, New York 10286- 1248     Confirm by Telephone:        New York, New York 10286
                                      (800) 507-9357

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

   The undersigned hereby tenders to SCOR Merger Sub Corporation, a newly organized Delaware corporation, and a wholly owned subsidiary of SCOR S.A., a societe anonyme organized under the laws of The French Republic, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 9, 1995 (the "Offer to Purchase") and the related Letter of Transmittal (the "Letter of Transmittal", and, together with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged, the number of Shares shown below pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares".

Number of Shares _______________      Name(s) of Record Holder(s):

                                     ___________________________________________

CHECK ONE BOX IF SHARES WILL
BE TENDERED BY BOOK-ENTRY            ___________________________________________
TRANSFER:                            (Please Type or Print)


                                     Address(es):
/ / The Depository Trust
     Company                         ___________________________________________

/ / Midwest Securities Trust
     Company                         ___________________________________________

                                                                      (Zip Code)
/ / Philadelphia Depository          Area Code and Tel. No(s).
     Trust Company
                                     ___________________________________________
Account Number: __________________   Signature(s):
                                     ___________________________________________
Date: ___________________________
                                     ___________________________________________


                     THE GUARANTEE BELOW MUST BE COMPLETED.
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees
(a) that the above named person(s) has (have) a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Depositary, at one of its addresses set forth above, certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company, with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile copy thereof) with any required signature guarantee (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of the Letter of Transmittal) and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days of the date hereof.

Name of Firm: __________________        Title: _________________________________

Address: _______________________        Name: __________________________________

________________________________              __________________________________
               (Zip Code)                      (Please type or print)


Area Code and Telephone               Date: _____________________________, 1995
Number: ______________________

______________________________
    (Authorized Signature)

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
                    BE SENT WITH YOUR LETTER OF TRANSMITTAL.